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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 2005


                       INTELIDATA TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                          000-21685                     54-1820617
(State of Incorporation)       (Commission File Number)            (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 440
                             Reston, Virginia 20191
               (Address of principal executive offices) (Zip Code)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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Item 8.01         Other Events

     On July 7, 2005, InteliData Technologies Corporation (the "Company") issued a press release announcing that the 2005 annual meeting of the Company's stockholders will be held on August 18, 2005 at 9:00 a.m., Eastern Time, at the principal offices of the Company located at 11600 Sunrise Valley Drive, Reston, Virginia, to consider, among other things, a proposal (the "Merger Proposal") to approve and adopt the Agreement and Plan of Merger, dated as of March 31, 2005, among Corillian Corporation ("Corillian"), Wizard Acquisition Corporation, a wholly owned subsidiary of Corillian ("Merger Sub"), and the Company, pursuant to which the Company will be merged with and into Merger Sub (the "Merger"). Merger Sub will be the surviving company in the Merger, as a wholly owned subsidiary of Corillian. The Company's stockholders of record as of the close of business on June 27, 2005 are entitled to notice of and to vote on the Merger Proposal at the annual meeting.

     A copy of the press release issued by the Company on July 7, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits

     Exhibit 99.1 Press Release issued by InteliData Technologies Corporation on July 7, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 InteliData Technologies Corporation
                                 (Registrant)

                                 By:   /s/ Monique L. Marcus
                                     -------------------------------------------
                                     Monique L. Marcus
                                     Vice President of Finance and Principal
                                     Accounting Officer

Date:  July 11, 2005

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                                    Exhibits

Exhibit No.         Description
-----------         -----------


 99.1 Press Release issued by InteliData Technologies Corporation on July 7, 2005.


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                                                                    Exhibit 99.1


                                                Contact: Alfred S. Dominick, Jr.
                                                         Chief Executive Officer
                                                                  (703) 259-3000
FOR IMMEDIATE RELEASE


                       INTELIDATA SHAREHOLDERS TO CONSIDER
                          CORILLIAN MERGER ON AUGUST 18

Reston, VA, July 7, 2005 -- InteliData Technologies Corporation (Nasdaq: INTD) has set August 18, 2005 as the date of its 2005 annual meeting to vote on, among other things, a proposal to approve and adopt the agreement and plan of merger, pursuant to which Corillian will acquire InteliData in a cash and stock transaction for an aggregate purchase price of approximately $20 million or approximately $0.0841 and 0.0956 shares of Corillian common stock per share of InteliData common stock. The specific dollar value of the stock consideration that InteliData stockholders will receive will depend on the market value of Corillian common stock at the time of the merger. The annual meeting will be held at 9:00 a.m., Reston, Virginia time, at the principal offices of InteliData located at 11600 Sunrise Valley Drive, Reston, Virginia.

Shareholders of record at the close of business on June 27, 2005 are entitled to notice of and to vote on the merger proposal at the annual meeting.

A more detailed description of the merger proposal will be included in the definitive proxy statement/prospectus that InteliData and Corillian will mail to InteliData's shareholders in connection with the merger. It is anticipated that the proposed merger would be completed promptly after the annual meeting assuming approval of the merger proposal by InteliData shareholders and the satisfaction or waiver of customary closing conditions. The InteliData Board of Directors has unanimously approved and adopted the merger proposal and recommended approval and adoption of the merger proposal by its shareholders.

About InteliData Technologies Corporation

With over a decade of experience, InteliData provides online banking and electronic bill payment and presentment ("EBPP") technologies and services to leading banks, credit unions, financial institution processors and credit card issuers. InteliData develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services to its customers. Visit InteliData's Web site at http://www.InteliData.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to: (1) the businesses of Corillian and InteliData may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the

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operating  costs,  customer loss and business  disruption  following the merger, including adverse effects on relationships with employees, may be greater than expected; (3) the stockholders of InteliData may fail to approve the merger or other conditions to closing of the merger may not be satisfied; and (4) other risks detailed from time to time in Corillian's and InteliData's respective filings with the Securities and Exchange Commission, including the risk factors disclosed in Corillian's and InteliData's respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2004. These risks could cause Corillian's and InteliData's actual results to differ materially from those expressed in any forward looking statements made by, or on behalf of, Corillian or InteliData. Neither Corillian nor InteliData is under any obligation (and each expressly disclaims an obligation) to update or alter its forward-looking statements, whether as a result of new information or otherwise.

                                      # # #

Additional Information about the Merger and Where to Find It

In connection with the merger between Corillian and InteliData, Corillian has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 which will contain the proxy statement/prospectus of InteliData and Corillian, in addition to other relevant documents concerning the merger with the SEC. We urge investors to read the proxy statement/prospectus and any other relevant documents when they become available because they will contain important information about InteliData, Corillian and the merger. Investors will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov. In addition, documents filed with the SEC by Corillian can be obtained by contacting Corillian at the following address and telephone number: 3400 NW John Olsen Place, Hillsboro, Oregon 97124, (800) 863-6445. Documents filed by InteliData with the SEC can be obtained by contacting InteliData at the following address and telephone number: 11600 Sunrise Valley Drive, Suite 100, Reston, Virginia 20191, (800) 878-1053. We urge you to carefully read the proxy statement/prospectus and any other relevant documents when they become available before making a decision concerning the merger.

InteliData and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of InteliData in connection with the merger. Information about the directors and executive officers of InteliData and their ownership of InteliData common stock is set forth in the proxy statement/prospectus, dated July 7, 2005, for InteliData's 2005 annual meeting of stockholders, as filed with the SEC.